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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2005


                   CHARDAN NORTH CHINA ACQUISITION CORPORATION
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       000-51431                 20-2479743
         --------                       ---------                 ----------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


  625 Broadway, Suite 1111, San Diego, California              92101
  -----------------------------------------------              -----
      (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (858) 847-9000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

      On August 31, 2005, Chardan North China Acquisition Corporation (the "Company") was informed by EarlyBirdCapital, Inc., the representative of the underwriters in the Company's initial public offering, that holders of the Company's units could separately trade the common stock and warrants included in such units as of such date. The common stock and warrants will be quoted on the OTC Bulletin Board under the symbols CNCA and CNCAW, respectively.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 6, 2005                 CHARDAN NORTH CHINA
                                         ACQUISITION CORPORATION


                                         By: /s/ Kerry Propper
                                             -----------------------------------
                                             Kerry Propper
                                             Chief Financial Officer